Exhibit 32.1

      CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 USC 1350
                 (Section 906 OF THE SARBANES-OXLEY ACT OF 2002)

         I, Levi Mochkin, President and Chief Executive Officer of Avenue Group, Inc. (the "Company"), certify, that to the best of my knowledge, based upon a review of the annual report on Form 10KSB for the period ended December 31, 2004 of the Company (the "Report"):

1. the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: MAY 20, 2005

                                BY: /s/ Levi Mochkin
                                    --------------------------------------
                                    Levi Mochkin
                                    President and Chief Executive Officer